Exhibit 10.2
JOINDER AGREEMENT

JOINDER AGREEMENT, dated as of May 4, 2021, among Kadant CAYMAN LTD., a Cayman Islands exempted company (the “Foreign Subsidiary”), KADANT INC., a Delaware corporation (the “Borrower”), CITIZENS BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”) for the several banks and other financial institutions (the “Lenders”) from time to time parties to the Amended and Restated Credit Agreement, dated as of March 1, 2017, as modified by that certain First Amendment to the Amended and Restated Credit Agreement and Limited Consent, dated as of May 24, 2017, that certain Limited Consent dated as of December 9, 2018, that certain Second Amendment to Amended and Restated Credit Agreement dated as of December 14, 2018, that certain Third Amendment to Amended and Restated Credit Agreement dated as of March 16, 2020 and that certain Fourth Amendment (the “Fourth Amendment”) to Amended and Restated Credit Agreement dated as of May 4, 2021 (as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”; terms defined therein being used herein as therein defined) by and among the Borrower, the Lenders, the Subsidiary Guarantors party thereto, the Foreign Subsidiary Borrowers party thereto, and the Administrative Agent.

W I T N E S S E T H:

WHEREAS, the parties to this Joinder Agreement wish to add the Foreign Subsidiary as a Foreign Subsidiary Borrower to the Credit Agreement in the manner hereinafter set forth;

NOW, THEREFORE, in consideration of the premises, the parties hereto hereby agree as follows:

1.    The Foreign Subsidiary hereby acknowledges that it has received and reviewed a copy of the Credit Agreement, and acknowledges and agrees to:

(a)    join the Credit Agreement as a Foreign Subsidiary Borrower, as indicated with its signature below;

(b)    be bound by all covenants, agreements and acknowledgements attributable to a Foreign Subsidiary Borrower in the Credit Agreement; and

(c)    perform all obligations and duties required of it by the Credit Agreement.

2.    The Foreign Subsidiary is duly incorporated with limited liability as an exempted company, validly existing and in good standing under the laws of the Cayman Islands with the full power to enter into, exercise its rights and perform its obligations under this Agreement and the other Loan Documents to which it is a party.

3.    The Borrower hereby represents and warrants that the representations and warranties with respect to the Foreign Subsidiary contained in Section 4 of the Credit Agreement are true and correct in all material respects on the date hereof (except to the extent that any representations and warranties relate to a specific prior date). Each of the Borrower and the

Foreign Subsidiary hereby represents and warrants that the representations and warranties with respect to the Foreign Subsidiary contained in Section 5.3 of the Credit Agreement are true and correct in all material respects on the date hereof; provided that it is acknowledged and agreed that, except as stated in Section 3(c) of the Fourth Amendment, the requirements of Section 5.3 of the Credit Agreement relating to the satisfaction of the conditions set forth in Section 5.1 of the Credit Agreement with respect to the Foreign Subsidiary are waived.

4.    The address and jurisdiction of organization of the Foreign Subsidiary is set forth below:

Registered office: Maples Corporate Services Limited, PO Box 309,
Ugland House, Grand Cayman, KY1-1104, Cayman Islands

Jurisdiction of Organization:    Cayman Islands

5.     THIS JOINDER AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, each of the undersigned has caused this Joinder Agreement to be duly executed and delivered in New York, New York by its proper and duly authorized officer as of the date set forth above.

Kadant CAYMAN LTD.,
as the Foreign Subsidiary Borrower

By:/s/ Alastair Loxton
Name: Alastair Loxton
Title: Director

KADANT INC.,
as Borrower

By:/s/ Jeffrey L. Powell
Name: Jeffrey L. Powell
Title: President and Chief Executive Officer

ACKNOWLEDGED AND AGREED TO:

CITIZENS BANK, N.A.,
as Administrative Agent

By:/s/ Robert Anastasio
Name: Robert Anastasio
Title: Senior Vice President